LOAN AGREEMENT

        LOAN AGREEMENT dated as of March 31, 1998 entered into by and between Lernout & Hauspie Speech Products N.V., a Belgian corporation ("Lender") and VASCO Data Security International, Inc., a Delaware corporation ("Borrower").

                           W I T N E S S E T H:

        WHEREAS, Borrower has requested that Lender make available to Borrower a line of credit in the amount of up to $3,000,000 to finance Borrower's working capital needs;

        WHEREAS, Lender is willing to do so, but only on the terms and subject to the conditions set forth herein;

        NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and Lender agree as follows.

        1.   CERTAIN DEFINITIONS.  As used herein the terms set forth on
   Schedule I hereto shall have the meanings set forth thereon.

        2.   THE LOAN.

        (a) At any time after the date hereof through April 30, 1998 (the "Commitment Period"), Lender shall, at Borrower's request, make a loan to Borrower (the "Loan"), subject to the terms and conditions contained in this Agreement and in an aggregate amount not to exceed $3,000,000. Once repaid, the Loan may not be reborrowed. The Loan shall be due and payable as set forth in the Note.

        (b) The Loan shall be evidenced by a Note in the form of Exhibit A hereto and shall be secured by a security interest in all of the assets of Borrower pursuant to a Security Agrement in the form of Exhibit B hereto. The Loan shall bear interest and be payable as set forth in the Note.

        (c) Proceeds of the Loan shall be used by Borrower to finance Borrower's working capital needs.

        (d) Borrower may request that Lender advance the Loan on not less than fourteen (14) days' prior written notice to Lender, made after the satisfaction of the conditions precedent set forth below. The Lender shall make only one advance hereunder. Lender shall make the Loan available to Borrower by wire transfer or otherwise as Borrower requests in its notice to advance the Loan (provided that Borrower shall reimburse Lender for any administrative expense (wire transfer fees and the like) incurred by Lender in connection with such advance methods, except for an advance by bank or certified check).

        3.   REPRESENTATIONS AND WARRANTIES.

        The Borrower hereby represents and warrants to the Lender that:

        (a) Organization and Qualification. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all required corporate power and authority to own its property, to carry on its business as presently conducted and to carry out the transactions contemplated hereby.

        (b) Charter. The Borrower has delivered to counsel to the Lender true and complete copies of its Certificate of Incorporation or equivalent document as amended from time to time (the "Charter") and by-laws ("By-laws") as currently in effect.

        (c) Capitalization. The authorized capital stock of the Borrower consists of 75,000,000 shares of common stock, $.001 par value ("Common Stock") of which 20,316,585 shares are validly issued and outstanding, fully paid and non-assessable. Except as disclosed in the Prospectus attached hereto as Exhibit C, (a) there are no outstanding warrants, options, preemptive rights or other rights to purchase or acquire, or any agreements providing for the issuance or sale of (contingent or otherwise), or any commitments or claims of any character relating to, any of the Borrower's capital stock or any shares of stock or securities convertible into or exchangeable for any such capital stock, and (b) there are no securities of the Borrower convertible into or exchangeable for shares of capital stock of the Borrower. Except as disclosed in the Prospectus attached hereto as Exhibit C, there are no restrictions on the transfer of the Borrower's capital stock, other than those imposed by applicable federal and state securities laws.

        (d) Authorization of Transaction. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate or other action of the Borrower and it is the valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors. The issuance of the Note pursuant to the terms of this Agreement is duly and validly authorized, and no further approval or authority of the shareholders or the directors of the Borrower or of any governmental authority or agency will be required for the issuance and sale of the Note as contemplated by this Agreement.

        (e) Approvals; Compliance With Laws. The execution, delivery and performance of this Agreement and the transactions contemplated hereby (i) do not require any approval or consent of, or filing with, any governmental agency or authority in the United States of America or otherwise which has not been obtained and which is not in full force and effect as of the date hereof, (ii) will not conflict with or constitute a breach or violation of the Charter or By-laws of the Borrower, and (iii) will not result in a violation of or any law or regulation to which it is subject.

        (f) Disclosure. Neither this Agreement, together with any financial statement, schedule, exhibit, or other statement (written or oral) pertaining to the Borrower, made, delivered or communicated to the Lender by the Borrower or any representative thereof in connection with this Agreement and the transactions related thereto, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

        4.   BORROWER'S AGREEMENTS.  The Borrower agrees as follows:

        (a) Borrower will notify Lender, at least thirty (30) days prior to any such event, of any change in Borrower's exact legal name, any change in its place of business or location as set forth in the preamble to this Agreement, or its establishment of any new place of business or location, or any change in Borrower's organizational structure.

        (b) The Borrower will deliver to the Lender until such time as the Borrower becomes a reporting Borrower under the Exchange Act of 1934, as amended (the "Exchange Act"), such financial statements and other information as the Borrower may provide to any other security holder or lender to the Borrower; and (b) with reasonable promptness, such other financial data related to the business, affairs and financial condition of the Borrower and any subsidiaries as is available to the Borrower and as from time to time the Lender may reasonably request.

        (c) Except as consented to by the Lender, the Borrower shall not pay or set apart for payment to holders of capital stock, any dividends, and the Borrower shall not redeem or purchase any shares of capital stock.

        (d) The Borrower may not amend the Charter or By-laws of the Borrower in such a manner as may adversely affect the rights of the Lender hereunder, the Note or any Common Stock to be issued in connection herewith or therewith.

        (e) The Borrower will permit representatives designated by the Lender, at its expense, to visit and inspect any of the properties of the Borrower (or any subsidiary), and to inspect and make extracts of the books and records of the Borrower, and to discuss the affairs, finances, and accounts of the Borrower with its officers, all to such reasonable extent and at such reasonable times and intervals as the representatives may reasonably request. If the Borrower determines that such inspection might result in the disclosure of trade secrets or other confidential information, the Borrower may require such persons to sign nondisclosure agreements with respect thereto.

        (f) The Borrower will maintain and cause each of its subsidiaries now in existence or hereinafter acquired or created to maintain its corporate existence in good standing and comply with all applicable laws and regulations of the United States or of any state or states thereof or of any political subdivisions thereof or of any government authority, where failure to so comply would have a material adverse effect on the Borrower and its subsidiaries, taken as a whole; provided, however, that nothing herein shall prohibit the Borrower from liquidating or dissolving any of its subsidiaries into the Borrower or merging any of its subsidiaries with or into the Borrower or any other Subsidiary.

        (g)  The  Lenders  shall  have  such  registration  rights  with respect to  the  shares of  Common  Stock  as may  be  issuable  upon
   conversion  of  the  Note,  as  are   no  less  favorable  than   any
   registration rights granted to any other securityholder of the Borrower, whether now or hereafter existing.

        5.   CONVERSION.

        (a) Conversion Right. Subject to and in compliance with the provisions of this Section 5, all or any part of the principal amount and unpaid interest outstanding under the Note may, at the option of the holder thereof, be converted at any time or from time to time into fully-paid and non-assessable shares of Common Stock of the Borrower.

        (b) Applicable Conversion Value. Subject to adjustment as hereinafter provided, the number of shares of Common Stock into which the Note may be converted shall be equal to (i) the aggregate amount of principal and unpaid interest outstanding under the Note on the Conversion Date (as defined below) divided by (ii) the average of the high and low bid and ask prices for the Common Stock for the ten (10) consecutive trading days immediately preceding March 12, 1998, or $5.6813 per share.

        (c) Adjustment for Dividends; Reclassification, etc. In case at any time or from time to time after the date hereof, the holders of Common Stock (or other capital stock of the Borrower) shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor (i) other or additional stock or other securities or property (including cash) by way of dividend or
   (ii) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, then and in each such case the holder of the Note, on the conversion thereof as provided in this Section 5, shall be entitled to receive the amount of stock and other securities and property (including cash) which such holder would hold on the date of such conversion if on the date hereof he had been the holder of record of the number of shares of Common Stock issuable upon conversion of the Note and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and all such other or additional stock and other securities and property (including cash) receivable thereby as aforesaid during such period, giving effect to all adjustments called for during such period under this Section 5.

        (d) Adjustment for Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Borrower shall (i) effect a reorganization, (ii) consolidate with or merger into any other person or entity, or (iii) transfer all or substantially all of its properties or assets to any other person or entity under any plan or arrangement contemplating the dissolution of the Borrower, then, in each such case, the holder of the Note, on the conversion thereof as provided in this Section 5 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock or other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such transaction, as the case may be, if such holder had so converted its Note, immediately prior thereto, all subject to further adjustment thereafter as provided under this Section 5.

        (e) Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in paragraph (d) above, each Note shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the conversion of the Note after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person or entity acquiring all or substantially all of the properties or assets of the Borrower.

        (f) Exercise of Conversion Privilege. To exercise its conversion privilege, the holder of the Note shall surrender such Note being converted to the Borrower at its principal office, and shall give written notice to the Borrower at that office that such holder elects to convert such Note, or a portion thereof. The date when such written notice is received by the Borrower, together with the Note being converted, shall be the "Conversion Date." As promptly as practicable after the Conversion Date, the Borrower shall issue and shall deliver to the holder of the Note being converted, or on its written order, such certificate or certificates as it may request for the number of shares of Common Stock, as applicable, issuable upon the conversion of such Note in accordance with the provisions of this Agreement.

        (g) Reservation of Common Stock. The Borrower shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Note and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding, the Borrower shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

        (h) No Dilution or Impairment. The Borrower will not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of shares of Common Stock issuable upon conversion of the Note against dilution or other impairment. Without limiting the generality of the foregoing, the Borrower (a) will not increase the par value of any shares of stock receivable on the conversion of the Note above the amount payable therefor on such conversion, (b) will take all such action as may be necessary or appropriate in order that the Borrower may validly and legally issue fully paid and nonassessable shares of stock on the conversion of all Note from time to time outstanding,
   (c) will not transfer all or substantially all of its properties and assets to any other person or entity, or consolidate with or merge into any other person or entity or permit any such person or entity to consolidate with or merge into the Borrower (if the Borrower is not the surviving person), unless such other person or entity shall expressly assume in writing and will be bound by all the terms of the Note.

        6. EVENTS OF DEFAULT; REMEDIES. Upon the occurrence and during the continuance of an Event of Default (as defined on Schedule I hereto), (a) the Borrower shall have no further right to request the Loan hereunder, (b) the Loan shall bear interest at the Default Rate of Interest, as defined in the Note, (c) the Lender may by notice to Borrower accelerate the payment of the Loan and all other obligations of Borrower hereunder and demand payment thereof; and (d) Lender may proceed to enforce payment of any of the foregoing and shall have and may exercise any and all rights under the Uniform Commercial Code or which are afforded to Lender herein, in the Security Agreement and other collateral documents executed in connection herewith, or otherwise.

        7. EXPENSES. Borrower agrees to pay Lender on demand any and all reasonable out-of-pocket costs and expenses of any nature (including without limitation reasonable attorneys' fees and disbursements) which may be incurred by Lender in connection with exercise of Lender's rights against the Borrower after an Event of Default; any exercise of Lender's right of acceleration; any enforcement, collection or other proceedings with respect to the Loan; or any bankruptcy, insolvency or other similar proceedings of the Borrower.

        8.   CONDITIONS PRECEDENT.

        Borrower acknowledges and agrees that Lender will not make the Loan hereunder, nor will Lender entertain any request from Borrower for the Loan hereunder, unless and until all of the following conditions have been satisfied and remain satisfied as of the date of funding the Loan: (a) Representations and Warranties. Borrower's representations and warranties contained herein shall be correct and complete in all material respects;

        (b) Covenants. Borrower shall be in compliance in all material respects with all covenants and agreements contained herein;

        (c) No Events of Default. There shall exist no Event of Default or any event which, with the passage of time or the giving of notice or both, would constitute an Event of Default; and

        (d) Delivery of Documents. Borrower shall have delivered, or caused to be delivered, to Lender such documents, including without limitation the Note, the Security Agreement and UCC-1 financing statements naming Lender as secured party, duly executed by the Borrower, and in form and substance reasonably satisfactory to Lender, as Lender shall reasonable request in its sole discretion.

        9.   MISCELLANEOUS PROVISIONS.

        (a) Notices. Unless otherwise specified herein, all other notices hereunder shall be in writing directed to the addresses shown on the first page of this Agreement. Written notices and communications shall be effective and shall be deemed received on the day when delivered by hand or by facsimile transmission; on the next business day, if by commercial overnight courier; and on the third business day, if by registered or certified mail, postage prepaid.

        (b) No Waiver. No failure to exercise and no delay in exercising, on the part of Lender, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right or remedy. Waiver by Lender of any right or remedy on any one occasion shall not be construed as a bar to or waiver thereof or of any other right or remedy on any future occasion. Lender's rights and remedies hereunder, under any agreement or instrument supplemental hereto or under any other agreement or instrument shall be cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

        (c) Assignment. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors and assigns; PROVIDED THAT Borrower may not assign or transfer any rights or obligations hereunder without Lender's prior written consent.

        (d)  Governing Law;  Jurisdiction.    This  Agreement  shall  be
   governed by the laws of the Commonwealth of Massachusetts (other than its laws relating to conflicts of laws).


        Executed as an instrument under seal on the date set forth above.

                                 VASCO DATA SECURITY
                                 INTERNATIONAL, INC.



                                 By: ________________________________
                                    Name: T. Kendall Hunt
                                    Title:    CEO


                                 LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.


                                 By: ________________________________
                                   Thomas Doherty
                                   Vice President Finance and Strategic
                                 Planning

                                 EXHIBIT A

                             CONVERTIBLE NOTE


   $3,000,000.00                               Boston, Massachusetts
                                                       April 1, 1998

   FOR VALUE RECEIVED, the undersigned VASCO DATA SECURITY INTERNATIONAL, INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of LERNOUT & HAUSPIE SPEECH PRODUCTS N.V., a Belgian corporation, at its place of business at Sint-Krispijnstraat 7, 8900 Ieper, Belgium ("Lender"), the sum of THREE MILLION DOLLARS ($3,000,000.00), or so much as may have been advanced to Maker as provided in that certain Loan Agreement (the "Loan Agreement") dated as of March 31, 1998 between Maker and Lender, together with interest on the unpaid principal amount from time to time outstanding prior to demand at a fixed rate per annum equal to one percent (1%) over the Prime Rate in effect as of the date hereof.

   Prior to the occurrence of an Event of Default, as defined in the Loan Agreement, interest shall be payable quarterly on the first business day of each of July and October. All outstanding principal and interest shall be due and payable in full on January 4, 1999.

   After the occurrence and during the continuance of an Event of Default, (a) principal outstanding hereunder shall bear interest at a fixed rate equal to the sum of the Prime Rate in effect as of the date hereof plus four percent (4%) per annum (the "Default Rate of Interest"), and (b) the Lender shall be entitled to accelerate all outstanding principal and interest due hereunder and demand immediate payment in full of the same.

   Interest payable under this Note is subject to Belgian withholding tax, at a rate of 15% as of the date hereof. Each payment of interest hereunder shall be increased by an amount equal to one-half of the withholding tax obligation of the Lender with respect to such payment.

   This Note is convertible at the option of the holder hereof into shares of Common Stock of the Maker in the manner set forth in the Loan Agreement.

   Interest and fees shall be calculated on the basis of a 360-day year times the actual number of days elapsed. "Prime Rate," as used herein, shall mean for any day the highest "prime rate" published in The Wall Street Journal under the heading "Money Rates" on such day (or on the next day on which The Wall Street Journal is published). In no event shall interest payable hereunder exceed the highest rate permitted by applicable law. To the extent any interest received by Lender exceeds the maximum amount permitted, such payment shall be credited to principal, and any excess remaining after full payment of principal shall be refunded to Maker. This Note evidences borrowings under the Loan Agreement and is secured by and entitled to the benefits of the provisions of the Loan Agreement and any other instruments or documents executed in connection therewith. The principal of this Note is subject to prepayment in full or in part at any time without premium or penalty; provided, however, that Maker shall give Lender at least five (5) business days prior written notice of any prepayment to permit Lender to exercise its conversion rights as provided in the Loan Agreement prior to such repayment.

   Maker and  all guarantors  and  endorsers hereby  waive  presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and assent to extensions of the time of payment or forbearance or other indulgence without notice. No delay or omission of Lender in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. Acceptance by Lender of any payment after demand shall not be deemed a waiver of such demand. A waiver on one occasion shall not operate as a bar to or waiver of any such right or remedy on any future occasion.

   Executed as an instrument under seal as of the date first above written.


   WITNESS:                      VASCO DATA SECURITY
                                      INTERNATIONAL, INC.


                                 By:
                                    Name: T. Kendall Hunt
                                    Title:   CEO

                                 EXHIBIT B

                            SECURITY AGREEMENT

       SECURITY AGREEMENT made by VASCO DATA SECURITY INTERNATIONAL, INC. (the "Debtor") in favor of LERNOUT & HAUSPIE SPEECH PRODUCTS N.
   V. (the "Secured Party"). In consideration of the agreement of Secured Party to extend credit or other financial accommodations to the Debtor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby agrees for the benefit of Secured Party as follows:

       1. Grant of Security Interest. As collateral security for the payment and performance when due of the Obligations (defined below), the Debtor hereby collaterally assigns, mortgages, and pledges to Secured Party, and hereby grants to Secured Party a security interest in, all of the Debtor's right, title and interest in, to and under the Collateral (defined below).

        "Collateral" means all the Debtor's present and future right, title and interest in and to any of the following property, wherever located and whether now owned or hereafter acquired:
        All of the Debtor's tangible and intangible personal property, including without limitation, all inventory, equipment and other goods, all accounts receivable, notes, drafts, acceptances, instruments and documents, contract rights, chattel paper, general intangibles, deposit accounts, books and records, and all cash and non-cash proceeds of the foregoing in whatever form received, including without limitation insurance proceeds; provided, however, that Collateral shall not include patents or other intellectual property. Any of the foregoing terms which are specifically defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts shall have the meanings given therein.

        "Obligations" means any and all payment and performance obligations of the Debtor to Secured Party, now existing or hereafter arising, direct or indirect, absolute or contingent, due or to become due, liquidated or unliquidated, including without limitation, Debtor's obligations to Secured Party under that certain Loan Agreement dated as of the date hereof (the "Loan Agreement"), and that certain $3,000,000 Convertible Note executed in connection therewith.

       2. Secured Party's Rights and Obligations. Debtor shall remain liable under all accounts receivable, instruments and documents and general intangibles. Secured Party shall not have any obligation or liability under any accounts receivable, instruments and documents or general intangibles by reason of this Security Agreement nor shall Secured Party be required to perform the Debtor's obligations pursuant thereto. At any time, Secured Party shall have the right to verify accounts receivable constituting a portion of the Collateral and Debtor agrees to cooperate with Secured Party in arranging for such verification. After an Event of Default, Secured Party may notify account debtors that the accounts receivable have been assigned to Secured Party and that payments shall be made directly to Secured Party. At the request of Secured Party at any time after an Event of Default, the Debtor will so notify such account debtors. Notwithstanding any such action, Secured Party shall have no obligation to inquire as to the sufficiency of any payment received by it or to take any action to collect or enforce the payment of any account receivable.

       3. Further Assurances. Debtor will join with Secured Party in executing such UCC financing statements as Secured Party may request and will pay the cost of filing the same in all public office where filing is deemed necessary or desirable by Secured Party. At Secured Party's request from time to time, the Debtor will execute and deliver any and all such further instruments and documents and take such further actions as Secured Party may reasonably deem desirable in obtaining the full benefits of this Security Agreement. The Debtor also hereby authorizes Secured Party to execute on behalf of the Debtor and file UCC financing or continuation statements with appropriate jurisdictions in order to perfect the security interests granted herein.

       4. Events of Default. The occurrence of any Event of Default as defined in the Loan Agreement shall constitute an Event of Default hereunder.

       5. Remedies Upon Default. If a Event of Default occurs, Secured Party may declare all Obligations secured hereby immediately due and payable and shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as now in effect in the Commonwealth of Massachusetts or under other applicable law. Without limitation, Secured Party may notify Debtor's account or contract debtors (or other obligors whose obligations to Debtor secure this agreement) of Secured Party's security interest and that such account or contract debtors are to make payments directly to Secured Party. Secured Party may send this notice in Debtor's name or in Secured Party's name, and at Secured Party's request Debtor will join in Secured Party's notice, provide written confirmation of Secured Party's security interest and request that payment be sent to Secured Party. Secured Party may enforce this obligation by specific performance. Secured Party may collect all amounts due on the accounts and accounts receivable. Upon and after notification by Secured Party to Debtor, Debtor shall hold any proceeds and collections of any of the collateral in trust for Secured Party and shall not commingle such proceeds or collections with any other of Debtor's funds, and Debtor shall deliver all such proceeds to Secured Party immediately upon Debtor's receipt thereof in the identical form received and duly endorsed or assigned to Secured Party. At the request of Secured Party, the Debtor shall cause the
   Collateral, or such portion of the Collateral as Secured Party may direct, to be assembled for Secured Party at such location (including, without limitation, Debtor's business address) as Secured Party may request. Secured Party will give to the Debtor reasonable notice of the time and place of any public sale of Collateral or of the time after which any private sale or other intended disposition thereof is to be made. Such requirement of reasonable notice shall be met if such notice is mailed postage prepaid to the address of the Debtor set forth in this Agreement at least ten (10) days before the time of the proposed sale or disposition. Any such sale may take place from Debtor's location or such other location as Secured Party may designate. Debtor shall remain liable for any deficiency in payment of the Obligations after any such sale.

       Debtor hereby irrevocably appoints Secured Party as its true and lawful attorney-in-fact with full power of substitution to take such actions in the name of the Debtor or Secured Party to carry out the terms of this Agreement and to protect, enforce, preserve or perfect Secured Party's rights hereunder. Such power of attorney is irrevocable and shall be deemed to be coupled with an interest.

       6. Miscellaneous. Expenses of enforcing Secured Party's rights hereunder including, but not limited to, preparation for sale, selling or the like and Secured Party's reasonable attorneys' fees and other expenses shall be payable by Debtor and shall be secured hereby. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Secured Party and Debtor. Secured Party's rights and remedies hereunder or under any other agreement or instrument shall be cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. This Agreement shall be binding on and inure to the benefit of the respective successors and assigns of the Debtor and Secured Party. This Agreement shall be governed by the laws governing the Loan Agreement.


       EXECUTED an instrument under seal as of March 31, 1998.

                                 VASCO DATA SECURITY
                                 INTERNATIONAL, INC.


                                 By: _______________________________
                                    Name:  T. Kendall Hunt
                                    Title:    CEO

   UCC financing statements to be filed in:
   __________________________________
   __________________________________

                                 EXHIBIT C


                               [PROSPECTUS]

                         SCHEDULE I - DEFINITIONS

   "Event of Default" means any one or more of the following events:

             (a) failure by Borrower to pay any principal, interest or other amount due hereunder or on account of the Loan, within five (5) days of the date when due;
             (b) failure by Borrower to perform or discharge, observe or comply with any of its covenants or agreements set forth herein or in the Note or Security Agreement, (or any of the other security documents delivered in connection herewith);

             (c) any representation, warranty of Borrower to Lender set forth herein is found to have been false or misleading in any material respect as of the time when made;

             (d) Borrower's liquidation, termination, dissolution or ceasing to carry on any substantial part of its current business;

             (e)  a change  in  control  with  respect  to  Borrower  or consummation by Borrower of a reorganization, merger or consolidation with any other person or entity, transfer of all or substantially all of its assets or properties or consummation of any other plan or arrangement involving a similar extraordinary corporate transaction.

             (f) commencement by Borrower of a voluntary proceeding seeking relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law, or seeking appointment of a trustee, receiver, liquidator or other similar official for it or any substantial part of its assets; or its consent to any of the foregoing in an involuntary proceeding against it; or Borrower shall generally not be paying its debts as they become due or admit in writing its inability to do so; or an assignment for the benefit of, or the offering to or entering into by Borrower of any composition, extension, reorganization or other agreement or arrangement with, its creditors; or

             (g) commencement of an involuntary proceeding against Borrower seeking relief with respect to it or its debts under any bankruptcy, insolvency or other similar law, or seeking appointment of a trustee, receiver, liquidator or other similar official for it or any substantial part of its assets, which proceeding is not dismissed or stayed within sixty (60) days.

   "Note" means the note executed and delivered by Borrower to Lender in the form of Exhibit A hereto, made to evidence the Loan.

   "Security Agreement' means the security agreement executed and delivered by Borrower to Lender in the form of Exhibit B hereto, entered into in connection with the Loan.

   "Loan" has the meaning given in Section 2(a) hereof.